Management Presentation
November 8, 2005

Third Quarter 2005 Results

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Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, particularly regarding the financial and strategic impact of acquiring the Zyman Group, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its credit facility;
- risks arising from identified and potential future material weaknesses in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- and, foreign currency fluctuations.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company's SEC filings.

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New Reporting Segments

Marketing Communications

- Strategic Marketing Services "SMS"
- Customer Relationship Management "CRM"
- Specialized Communication Services "SCS"

Secure Products International

- Secure Card Business
- Secure Paper Business

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Summary of Consolidated Results – Three Months

(US$ in millions)

	Three Months Ended September 30, 2005	2004	% Change
Revenue			
Services	$ 97.0	$ 62.1	*56.1*
Products	21.9	20.0	*9.4*
	118.9	82.1	*44.7*
Operating Expenses			
Cost of services sold	54.4	40.1	*35.7*
Cost of products sold	13.5	12.4	*8.5*
SG&A and other	36.2	20.7	*74.9*
D&A	8.0	3.1	*159.0*
Operating Income	6.9	5.9	*17.2*
margin	*5.8%*	*7.1%*	
Other income (expense)	(3.6)	(4.5)	*21.0*
Income (taxes) recovery	(0.1)	(0.4)	*77.2*
Equity in Earnings of Affiliates	0.3	0.5	*(23.3)*
Minority Interests	(6.1)	(2.3)	*(169.6)*
Income (Loss) from Continuing Operations	(2.5)	(0.9)	
Discontinued operations	0.9	(2.0)	
Net Income (Loss)	$ (1.7)	$ (2.9)	*42.4*
Earnings (Loss) per Share - basic	$ (0.07)	$ (0.13)	
Earnings (Loss) per Share - diluted	$ (0.07)	$ (0.13)	

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Summary of Consolidated Results – Nine Months

(US$ in millions)

	Nine Months Ended September 30,		
	2005	2004	*% Change*
Revenue			
Services	$ 261.0	$ 169.9	*53.6*
Products	55.8	55.3	*0.9*
	316.8	225.2	*40.7*
Operating Expenses			
Cost of services sold	152.2	110.4	*37.8*
Cost of products sold	35.8	34.0	*5.4*
SG&A and other	98.4	64.6	*52.2*
D&A	19.8	8.3	*138.3*
Operating Income	10.6	7.9	*34.4*
margin	*3.3%*	*3.5%*	
Other income (expense)	(5.7)	7.6	*(175.9)*
Income (taxes) recovery	1.9	(0.3)	*801.5*
Equity in Earnings of Affiliates	0.6	3.3	*(81.3)*
Minority Interests	(14.4)	(5.9)	*(144.0)*
Income (Loss) from Continuing Operations	(7.0)	12.6	
Discontinued operations	0.6	(6.1)	
Net Income (Loss)	$ (6.4)	$ 6.5	*(198.1)*
Earnings (Loss) per Share - basic	$ (0.28)	$ 0.31	
Earnings (Loss) per Share - diluted	$ (0.28)	$ 0.28	

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Summary of Segment Results – Three Months Revenue

(US$ in millions)

	Three Months Ended September 30, 2005	2004	% Change
Revenue			
Strategic Marketing Services	$ 59.7	$ 30.8	*94.1*
Customer Relationship Management	16.6	15.1	*10.1*
Specialized Communications Service	20.6	16.2	*27.1*
Marketing Communications Group	97.0	62.1	*56.1*
Secure Cards Business	7.8	6.2	*26.3*
Secure Paper Business	14.1	13.9	*1.8*
Secure Products Group	21.9	20.0	*9.4*
Total	$ 118.9	$ 82.1	*44.7*

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Summary of Segment Results – Nine Months Revenue

(US$ in millions)

	Nine Months Ended September 30,		
	2005	2004	% Change
Revenue			
Strategic Marketing Services	$ 153.8	$ 81.7	*88.4*
Customer Relationship Management	49.1	41.7	*17.7*
Specialized Communications Service	58.1	46.5	*24.8*
Marketing Communications Group	261.0	169.9	*53.6*
Secure Cards Business	21.9	19.0	*15.3*
Secure Paper Business	33.9	36.3	*(6.7)*
Secure Products Group	55.8	55.3	*0.8*
Total	$ 316.8	$ 225.2	*40.7*

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Q3 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services (1)	Customer Relationship Management	Specialized Communication Services	Marketing Communications Group (1)
Acquisition Growth	42.5%	-	-	23.5%
Foreign Exchange Growth	1.4%	-	3.0%	1.4%
Organic Growth	7.3%	10.1%	23.5%	11.6%

(1) Assumes that for accounting purposes Crispin Porter + Bogusky was consolidated for the full period of Q3 2004.

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Summary of Segment Results – Three Months EBITDA

(US$ in millions)

	Three Months Ended September 30,		
	2005	2004	% Change
EBITDA			
Strategic Marketing Services	$ 15.1	$ 5.7	*164.9*
margin	*25.2%*	*18.5%*	
Customer Relationship Management	1.4	2.5	*(44.3)*
margin	*8.5%*	*16.9%*	
Specialized Communications Service	4.0	2.7	*50.0*
margin	*19.5%*	*16.5%*	
Marketing Communications Group	20.5	10.9	*87.8*
margin	*21.1%*	*17.6%*	
Secure Cards Business	0.4	(0.4)	*189.5*
margin	*5.2%*	*-7.3%*	
Secure Paper Business	1.8	2.2	*(18.1)*
margin	*12.9%*	*16.1%*	
Secure Products Group	2.2	1.8	*25.0*
margin	*10.2%*	*8.9%*	
Corporate Expenses	(7.3)	(1.9)	*(295.1)*
Total	$ 15.4	$ 10.8	*42.1*
margin	*13.0%*	*13.2%*	

Summary of Segment Results – Nine Months EBITDA

(US$ in millions)

	Nine Months Ended September 30,				
	2005		2004		% Change
EBITDA					
Strategic Marketing Services	$	33.7	$	15.2	*121.1*
margin		*21.9%*		*18.7%*	
Customer Relationship Management		3.3		4.7	*(28.9)*
margin		*6.8%*		*11.2%*	
Specialized Communications Service		9.6		7.1	*35.7*
margin		*16.5%*		*15.2%*	
Marketing Communications Group		46.6		27.0	*72.7*
margin		*17.9%*		*15.9%*	
Secure Cards Business		0.1		(0.9)	*114.5*
margin		*0.6%*		*-4.5%*	
Secure Paper Business		2.2		5.0	*(55.2)*
margin		*6.6%*		*13.8%*	
Secure Products Group		2.4		4.1	*(42.9)*
margin		*4.2%*		*7.5%*	
Corporate Expenses		(16.2)		(8.0)	*(101.7)*
Total	$	32.8	$	23.1	*41.8*
margin		*10.5%*		*10.3%*	

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Summary of Segment Results – Three Months MDC Partner's Share of EBITDA

(US$ in millions)

	Three Months Ended September 30,		
	2005	2004	*% Change*
MDC's Share of EBITDA			
Strategic Marketing Services	$ 9.8	$ 4.2	*134.1*
margin	*16.4%*	*13.6%*	
Customer Relationship Management	1.4	2.4	*(42.5)*
margin	*8.2%*	*15.7%*	
Specialized Communications Service	3.2	2.1	*54.8*
margin	*15.7%*	*12.9%*	
Marketing Communications Group	14.4	8.7	*66.5*
margin	*14.9%*	*13.9%*	
Secure Cards Business	0.4	(0.4)	*189.5*
margin	*5.2%*	*-7.3%*	
Secure Paper Business	1.8	2.2	*(18.1)*
margin	*12.9%*	*16.1%*	
Secure Products Group	2.2	1.8	
margin	*10.2%*	*8.9%*	
Corporate	(7.3)	(1.9)	*(295.1)*
Total	$ 9.3	$ 8.6	*8.6*
margin	*7.9%*	*10.5%*	

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Summary of Segment Results – Nine Months MDC Partner's Share of EBITDA

(US$ in millions)

	Nine Months Ended September 30,		
	2005	2004	% Change
MDC's Share of EBITDA			
Strategic Marketing Services	$ 21.8	$ 11.0	97.9
margin	14.2%	13.5%	
Customer Relationship Management	3.3	4.6	(29.0)
margin	6.7%	11.0%	
Specialized Communications Service	7.2	5.5	30.9
margin	12.4%	11.8%	
Marketing Communications Group	32.3	21.1	52.8
margin	12.4%	12.4%	
Secure Cards Business	0.1	(0.9)	114.5
margin	0.6%	-4.5%	
Secure Paper Business	2.2	5.0	(55.2)
margin	6.6%	13.8%	
Secure Products Group	2.4	4.1	
margin	4.2%	7.5%	
Corporate	(16.2)	(8.0)	(101.7)
Total	$ 18.4	$ 17.2	6.9
margin	5.8%	7.6%	

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Cash EPS Reconciliation

(US$ in millions, except share and per share amounts)

	Three Months Ended 9/30/2005	Nine Months Ended 9/30/2005
Net (Loss) from Continuing Operations	($2.5)	($7.0)
Depreciation and Amortization	8.3	20.7
Stock Based Compensation	0.6	2.4
Cash Earnings	6.3	16.1
Diluted Shares	23.7	23.2
Cash EPS	$0.27	$0.70

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Liquidity Profile

Liquidity at September 30, 2005

(US$ in millions)		
Commitment Under Credit Facility [1]	$	105.0
Borrowings Under Credit Facility		81.5
Letters of Credit		4.5
Funds Available Under Credit Facility	$	19.0
Cash		7.9
Liquidity	$	26.9

(1) After giving effect to Amendment No. 6 dated October 31, 2005

Appendix

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Summary of Wholly-Owned Subsidiaries

Company	Reporting Segment	Year Acquired
Marketing Communications		
Ambrose Carr Linton Carroll Inc.	SMS	1992
Bratskeir & Company, Inc.	SCS	2000
Chinnici Direct, Inc.	SCS	2000
Colle & McVoy, Inc.	SMS	1999
Computer Composition of Canada Inc.	SCS	1988
Mackenzie Marketing, Inc.	SCS	2000
Pro-Image Corporation	SCS	1994
Targetcom, LLC	SCS	2000
Secure Products International		
Aston-Potter	Secure Paper	1993
Mercury Graphics	Secure Paper	1995
Metaca Corporation	Secure Cards	1997
Placard Pty. Ltd.	Secure Cards	1996

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Ownership Potential Based on Outstanding Puts for Less than Wholly-Owned and Incremental Ownership Summary

Company	Reporting Segment	% Owned at 9/30/05	Ownership Potential Based on Outstanding Puts									
			2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Accent Marketing Services	CRM	89.9%	96.1%	98.1%	100.0%	-	-	-	-	-	-	-
Accumark Communications	NA	55.0%	-	-	-	-	-	-	-	-	-	-
Allard Johnson Communications	SMS	60.0%	69.1%	-	-	-	-	-	-	-	-	-
Banjo	SCS	60.0%	-	-	-	-	-	-	-	-	-	-
Bruce Mau Design	SCS	50.1%	-	-	-	-	-	-	-	-	-	-
Bryan Mills Group	SCS	71.2%	100.0%	-	-	-	-	-	-	-	-	-
Cliff Freeman and Partners	NA	19.9%	-	-	-	-	-	-	-	-	-	-
Crispin Porter & Bogusky	SMS	49.0%	-	-	-	83.0%	100.0%	-	-	-	-	-
Fletcher Martin	SMS	85.0%	100.0%	-	-	-	-	-	-	-	-	-
Hello Design	SCS	51.0%	-	-	-	-	-	-	-	-	-	-
Henderson Bas	SCS	65.0%	100.0%	-	-	-	-	-	-	-	-	-
Integrated Healthcare Communications	SCS	80.0%	100.0%	-	-	-	-	-	-	-	-	-
Kirshenbaum Bond & Partners	SMS	60.0%	-	-	-	100.0%	-	-	-	-	-	-
Margeotes Fertitta Powell	SMS	95.0%	-	-	-	-	-	96.7%	98.3%	100.0%	-	-
Mono Advertising	NA	49.9%	-	-	-	-	-	54.9%	59.9%	64.9%	69.9%	74.9%
Northstar Research Partners	SCS	50.1%	-	100.0%	-	-	-	-	-	-	-	-
Onbrand Design	SCS	85.0%	-	-	-	-	-	-	-	-	-	-
Source Marketing	SCS	87.7%	100.0%	-	-	-	-	-	-	-	-	-
Veritas Communications	SCS	58.8%	-	-	-	-	-	-	-	-	-	-
Vitro Robertson	SMS	68.0%	-	-	-	-	-	-	100.0%	-	-	-
Zig	NA	49.9%	-	-	-	-	-	79.9%	-	-	-	-
Zyman	SMS	63.9%	-	-	-	-	69.4%	-	-	-	-	-

Note: All businesses are consolidated for accounting purposes except Accumark, Cliff Freeman, Mono and Zig which are accounted for for using the equity method.

Presentation has been revised from prior periods reported to reflect changes in assumptions about transfer of ownership. Prior periods assumed ownership transfers when payment is due; current presentation assumes ownership transfers upon closing.

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Definition of Non-GAAP Metrics

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization plus stock-based compensation. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on November 8, 2005.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Cash Earnings:** Cash earnings is a non-GAAP measure that represents loss from continuing operations plus depreciation and amortization plus stock based compensation.